UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: April 23, 2020
(Date of earliest event reported)

Central Valley Community Bancorp
(Exact name of registrant as specified in its charter)

CA (State or other jurisdiction of incorporation)	000-31977 (Commission File Number)	77-0539125 (IRS Employer Identification Number)

7100 N. Financial Dr., Ste. 101, Fresno, CA (Address of principal executive offices)		93720 (Zip Code)
559-298-1775 (Registrant’s telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☐

Item 1.01             Entry into a Material Definitive Agreement

The Board of Directors of Central Valley Community Bank (Bank), the sole subsidiary of Central Valley Community Bancorp (Company) recommended to the Board of Directors, and the Board approved, amendments to existing executive salary continuation agreements and life insurance split dollar endorsement method agreements for the following key executives:

*    David A. Kinross, Executive Vice President and Chief Financial Officer

*    James J. Kim, Executive Vice President and Chief Operating Officer

The amendments to the existing salary continuation and split dollar agreements provide each of the foregoing executives with an increased annual retirement benefit beginning at $80,000 annually. Other terms, including vesting schedules of the amended salary continuation agreements, remain unchanged. Annual retirement benefits continue for a period of 15 years, with payments commencing with the sixth month after the executive’s retirement date. The amended agreements also provide for the annual benefit amount to be increased by three percent (3%) from the previous year’s benefit amount once benefits commence.

The Board also approved an Executive Salary Continuation Agreement and a Life Insurance Split Dollar Endorsement Method Agreement for Executive Vice President, Market Executive, Ken Ramos. The salary continuation benefits provide for an annual retirement benefit beginning at $40,000 for a period of 15 years. The annual benefit shall be increased each year by three percent (3%) from the previous year’s benefit to account for cost of living increases.

In each case, the life insurance agreements are intended to fund the Company’s obligation to pay the salary continuation benefits, or to provide a death benefit to the estate of an executive who dies prior to the time the salary continuation benefit is paid.

Each of the above agreements were executed on April 23, 2020.

The information in this Form 8-K filed on April 28, 2020 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, regardless of any general incorporation language in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	April 28, 2020	CENTRAL VALLEY COMMUNITY BANCORP By: /s/ James M. Ford James M. Ford President and Chief Executive Officer (Principal Executive Officer)